UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 19, 2019

Acorda Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31938	13-3831168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

	420 Saw Mill River Road, Ardsley, NY	10502
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 347-4300

Not Applicable

Former name or former address, if changed since last report

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.001 par value	ACOR	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Acorda Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 19, 2019 (the “Annual Meeting”).  45,128,571 shares of the Company’s common stock, or 93.82% of the shares of the Company’s common stock issued and outstanding on the record date for the Annual Meeting, were present in person or represented by proxy at the Annual Meeting.  Summarized below are descriptions of the proposals voted on at the Annual Meeting and the final results of such voting:

Proposal One: Election of directors

As described in the Company’s 2019 Proxy Statement, the Company’s Board of Directors nominated three individuals to serve as Class II directors for a term to expire on the date of the Company’s 2022 Annual Meeting of Stockholders or until their successors are duly elected and qualified.  All of such nominees were elected by a plurality vote (and also received a majority vote, for purposes of the majority vote provisions of the Company’s Bylaws), as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Peder K. Jensen, M.D.	39,516,867	2,776,495	2,835,209
John P. Kelley	39,247,054	3,046,308	2,835,209
Sandra Panem, Ph.D.	33,268,990	9,024,372	2,835,209

Proposal Two:  Approval of the Acorda Therapeutics, Inc. 2019 Employee Stock Purchase Plan

The Company’s stockholders approved the Acorda Therapeutics, Inc. 2019 Employee Stock Purchase Plan by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,215,837	65,048	12,477	2,835,209

Proposal Three:  Ratification of appointment of independent auditors

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019, by the following vote:

Votes For	Votes Against	Abstentions
44,963,523	159,090	5,958

Proposal Four: Advisory vote to approve named executive officer compensation

The Company’s stockholders voted, in an advisory, non-binding manner, to approve the compensation of the Company’s Named Executive Officers as disclosed in the Company’s 2019 Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the executive compensation tables and the related footnotes and narrative accompanying the tables (the “say-on-pay vote”).  The Company’s stockholders voted as follows to approve such executive compensation pursuant to the say-on-pay vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,961,055	637,577	3,694,730	2,835,209

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

June 20, 2019	By:	/s/ David Lawrence
Name: David Lawrence
Title: Chief, Business Operations and Principal Accounting Officer